================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): November 21, 2000
                                                       -----------------


                         MAGAININ PHARMACEUTICALS INC.
                         -----------------------------
                (Exact name of registrant specified in charter)


       Delaware                      0-19651                 13-3445668
       --------                      -------                 ----------
   (State or other               (Commission File         (I.R.S. Employer
   jurisdiction of                    Number)            Identification No.)
   incorporation)

                               5110 Campus Drive
                          Plymouth Meeting, PA  19462
             -----------------------------------------------------
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (610) 941-4020
                                                          --------------

================================================================================

Item 5.  Other Events.

     The registrant hereby incorporates by reference the press release dated November 21, 2000 attached hereto as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired: Not applicable.

     (b)  Pro Forma Financial Information:  Not applicable.

     (c)  Exhibits:


     Exhibit No.  Description
     -----------  -----------

        99.1 Press Release dated November 21, 2000 - Magainin Announces Appointment of Roy C. Levitt as CEO.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MAGAININ PHARMACEUTICALS INC.



Dated: November 28, 2000      By: /s/ Roy C. Levitt, M.D.
                                 ----------------------------------------
                                  Roy C. Levitt, M.D.
                                  President and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.      Description
-----------      -----------

   99.1 Press Release dated November 21, 2000 - Magainin Announces Appointment of Roy C. Levitt as CEO.